UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2009
COOPER TIRE & RUBBER COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	001-04329	34-4297750
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation )	File Number)	Identification No.)
701 Lima Avenue, Findlay, Ohio 45840
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 419-423-1321
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
This Form 8-K is being filed by Cooper Tire & Rubber Company (the “Company”) to retrospectively adjust portions of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed on February 26, 2009 (the “2008 Form 10-K”), to reflect the Company’s adoption, effective January 1, 2009, of Statement of Financial Accounting Standards (“SFAS”) No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an Amendment of ARB No. 51.”
SFAS No. 160 changes the accounting and reporting standards for noncontrolling interests (i.e., minority interests) in a subsidiary, including changes in parent’s ownership interest in a subsidiary, and requires, among other things, that noncontrolling interests in subsidiaries be classified as stockholders’ equity. Prior period information presented in the Exhibits to this Form 8-K has been reclassified, where required.
The following Items of the 2008 Form 10-K are being adjusted retrospectively to reflect the adoption of the accounting pronouncement described above (which Items, as adjusted, are attached as Exhibits 99.1, 99.2 and 99.3, respectively, hereto and hereby incorporated by reference herein):
Item 6 — Selected Financial Data
Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 8 — Financial Statements and Supplementary Data
No Items of the 2008 Form 10-K other than those identified above are being revised by this filing. Information in the 2008 Form 10-K is generally stated as of December 31, 2008 and this filing does not reflect any subsequent information or events other than the adoption of the accounting pronouncement described above and the Unaudited Subsequent Events described in Footnote 23. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009 (the “Q2 2009 Form 10-Q”), and other filings with the Securities and Exchange Commission. This Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K, the Q2 2009 Form 10-Q, and other filings with the Securities and Exchange Commission. The Q2 2009 Form 10-Q and other filings with the Securities and Exchange Commission contain important information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2008 Form 10-K.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Item 6, 2008 Form 10-K — Selected Financial Data

99.2	Item 7, 2008 Form 10-K — Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Item 8, 2008 Form 10-K — Financial Statements and Supplementary Data

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY
/s/ Robert W. Huber
Name: Robert W. Huber
Title: Director of External Reporting
Date: August 7, 2009

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Item 6, 2008 Form 10-K — Selected Financial Data

99.2	Item 7, 2008 Form 10-K — Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Item 8, 2008 Form 10-K — Financial Statements and Supplementary Data

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